UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22004

Voya Asia Pacific High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P. Falgout Jr., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2017 to August 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2017
Voya Asia Pacific High Dividend Equity Income Fund
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Dear Shareholder,
Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IAE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific companies. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange-traded funds.
For the period ended August 31, 2017, the Fund made quarterly distributions totaling $0.41 per share, which were characterized as $0.24 per share return of capital and $0.17 per share of net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 10.24% for the period ended August 31, 2017.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $11.09 on February 28, 2017 to $11.75 on August 31, 2017, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 13.26% for the period ended August 31, 2017.(2)(3) This share price return reflects an increase in the Fund’s share price from $9.72 on February 28, 2017 to $10.58 on August 31, 2017, after taking into account the quarterly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the markets and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 4%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 5.31%. (The Index returned 7.80% for the six-month period ended August 31, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be to repeal and replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned. The Senate’s increasingly desperate attempts to pass any version foundered in the early hours of July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.2% year over year in the second quarter of 2017, the same as the U.S.The Economic Sentiment Indicator ended the period at the highest in a decade and by then European Central Bank President Draghi was hinting that monetary tightening was on the horizon.
China had stabilized after causing grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year. Even Japan contributed some good news with GDP growth in the second quarter reported at 4.0% annualized.
In late August the Wall Street Journal noted that all 45 countries tracked by the Organization for Economic Co-operation and Development were on track to grow this year for the first time since 2007.
In the U.S., the labor market continued to tighten. The August employment report showed the unemployment rate at 4.3%, near the lowest since May 2001, with an average of 195,000 new jobs created over the last three months. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) in March and another in June to the federal funds rate. After a slow first quarter, second quarter GDP growth was reported at an annualized rate of 3%.
To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a “buy-the-dip” mentality and August ended with the Index less than 1% below its record level.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.74% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 6.28%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S.Corporate Investment Grade Bond sub-index rose 3.85%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.03%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 5.65% in the six months through August. The earnings per share of its constituent companies topped 13% growth year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 15.30%. Energy was the weakest sector, down 9.93%, with oil prices down by an eighth (12.5%) over the period.
In currencies, the dollar fell 11.16% against the euro, 3.84% against the pound and 2.51% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher.
In international markets, the MSCI Japan® Index gained 5.13% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index added 6.74%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index rose 4.66%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations, resulted in a hung parliament.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bill with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Asia Pacific High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2017 (as a percentage of net assets)

China	30.8%
Australia	19.6%
South Korea	15.8%
Taiwan	8.7%
India	7.4%
Hong Kong	6.3%
Malaysia	3.3%
Indonesia	3.2%
United Kingdom	1.3%
New Zealand	1.2%
Singapore	1.1%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end fund with the investment objective of total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of dividend yielding equity securities of Asia Pacific companies. For purposes of the Fund’s investments, Asia Pacific companies are those that meet one or more of the following factors: (i) whose principal securities trading markets are in Asia Pacific countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in Asia Pacific countries; (iii) that have at least 50% of their assets in Asia Pacific countries; or (iv) that are organized under the laws of, or with principal offices in, Asia Pacific countries.
The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange-traded funds (“ETFs”).
Portfolio Management: The Fund is managed by Manu Vandenbulck, Robert Davis, Nicolas Simar and Willem van Dommelen, Portfolio Managers of NNIP Advisors B.V. — the Sub-Adviser.
Equity Portfolio Construction and Option Strategy: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, Asia Pacific companies that are listed and traded principally on Asia Pacific exchanges. The Sub-Adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI All Country Asia Pacific ex-Japan® Index.
The Fund will invest in approximately 60 to 120 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental analysis. Quantitative screening narrows the investable universe by focusing on primarily two criteria, liquidity and dividend yield. Screens are employed based on market capitalization, dividend yield and average daily volumes thresholds. The screening process reduces the number of names that undergo further bottom-up analysis. Fundamental factors are then
Top Ten Holdings as of August 31, 2017 (as a percentage of net assets)

China Construction Bank	3.2%
Australia & New Zealand Banking Group Ltd.	3.1%
Alibaba Group Holding Ltd. ADR	3.0%
Westpac Banking Corp.	2.9%
AIA Group Ltd.	2.8%
China Mobile Ltd.	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.7%
Samsung Electronics Co., Ltd.	2.7%
Industrial & Commercial Bank of China	2.6%
Rio Tinto Ltd.	2.3%
Portfolio holdings are subject to change daily.
used to evaluate dividend sustainability, valuation and growth prospects in order to identify the highest conviction stocks from the investable universe. During this process, stocks are reviewed in detail for cash flow strength, capital structure, capital expenditures and operating margins.
The Fund also employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies and/or ETFs, with the underlying value of such calls generally representing 0% to 50% of the value of its holdings in equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices and/or equity securities of Asia Pacific companies and/or ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of 10.24% for the period ended August 31, 2017.(1) This NAV return reflects an increase in its NAV from $11.09 on February 28, 2017, to $11.75 on August 31, 2017, after taking into account quarterly distributions. Based on its share price as of August 31, 2017, the Fund provided a total return of 13.26% for the period.(1) This share price return reflects an increase in its share price from $9.72 on February 28, 2017 to $10.58 on August 31, 2017, after taking into account quarterly distributions. To reflect the strategic emphasis of the Fund, the equity portfolio uses the MSCI All Country Asia Pacific ex-Japan® Index as a reference index. The MSCI All Country Asia Pacific ex-Japan® Index (a market weighted equity index without any style tilt and without call option writing) returned 16.31% for the reporting period. During the period, the Fund made quarterly distributions totaling $0.41 per share, which were characterized as $0.24 per share return of capital and $0.17 per share of net investment income.(2) As of August 31, 2017, the Fund had 11,916,534 shares outstanding.

Portfolio Managers’ Report	Voya Asia Pacific High Dividend Equity Income Fund

Portfolio Specifics: Equity Portfolio: The underlying equity portfolio lagged the MSCI AC Asia-Pacific ex Japan Index over the six-month period ending August 31, 2017. Style was a factor, with the value style materially underperforming growth in the period. The telecommunications and utilities sectors were the main laggards for value, while technology was the leading sector for growth. The sector positioning of the portfolio detracted, where our value philosophy generally results in an overweight to telecommunications and utilities, and an underweight in technology. The Fund’s overall country positioning delivered a positive result, whereas stock selection was negative, mainly in China where we our underweight to internet media heavyweight Tencent Holdings Limited where we believe valuation is high, returned over 50% and detracted. Within China, while stock selection was negative, our overweight exposure to the country contributed. Stock selection in Taiwan was another positive factor in the period.
Option Portfolio: During the reporting period call options were written against Asian/Pacific indices (ASX, KOSPI 200, TWSE and Hang Seng). The option portfolio consists of a basket of short-dated index options which seeks a low tracking error to the reference index of the equity portfolio, the MSCI All Country Asia Pacific ex-Japan Index. The actual composition of the option basket may be adjusted to capitalize on the relative attractiveness of volatility premiums and market trading opportunities.
The options were generally sold having a maturity in the range of four to five weeks. The coverage ratio for the Asian Pacific portfolio was approximately 25%. Options were sold generally at-the-money and implemented in the over-the-counter market to enable the Fund managers to profit from its flexibility, liquidity and trading opportunities.
From March until the end of August, all relevant indexes increased. As expected in this environment, our option portfolio had a negative contribution to performance.
Current Strategy and Outlook: While concerns over hard-landing tail-risks have eased in China, investors remain concerned about the impact from the government’s policy of tightening and de-leveraging. We remain constructive and believe that a controlled and pro-active de-leveraging process coupled with a wider reform program can be positive for Chinese and emerging market equities by de-risking the longer term outlook even if at the expense of reduced growth in the near term. We believe that the Chinese are tightening from a position of strength. In our opinion, the industrial economy is in decent shape, while the transition to a consumer and services based economy continues apace. The evidence so far suggests that the traditional monetary and fiscal levers are working effectively allowing policy to be finessed.
Elsewhere, we are constructive on South Korea due to valuation, though we acknowledge the rising geopolitical tensions in the region. Positively, political uncertainty was lifted following the clear election victory of Moon Jae-in driving our preference for domestically exposed names. We are slightly cautious on India: the implementation of the goods and services tax, while a positive reform step, is likely to be disruptive in the short term. In Australia we are fairly neutral in our positioning.
By applying our discipline and process as dividend investors, and owning cash-generating companies that demonstrate the discipline to pay a proportion of their earnings back to shareholders, we believe our fund offers an attractive route into Asia-Pacific equities for those seeking to profit from both the existing valuation opportunity and the long-term potential of these countries.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2017 (Unaudited)

ASSETS:
Investments in securities at fair value*	$138,157,744
Short-term investments at fair value**	1,830,668
Cash pledged as collateral for OTC derivatives (Note 2)	770,000
Foreign currencies at value***	69,962
Receivables:
Dividends	444,726
Prepaid expenses	1,005
Other assets	5,806
Total assets	141,279,911
LIABILITIES:
Payable for fund shares redeemed	54,992
Payable for investment management fees	136,130
Payable to trustees under the deferred compensation plan (Note 6)	5,806
Payable for trustee fees	682
Other accrued expenses and liabilities	186,845
Written options, at fair value^	851,772
Total liabilities	1,236,227
NET ASSETS	$140,043,684
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$160,852,798
Distributions in excess of net investment income or accumulated net investment loss	(234,561)
Accumulated net realized loss	(18,228,151)
Net unrealized depreciation	(2,346,402)
NET ASSETS	$140,043,684
* Cost of investments in securities	$140,092,212
** Cost of short-term investments	$1,830,668
*** Cost of foreign currencies	$69,985
^ Premiums received on written options	$439,085
Net assets	$140,043,684
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	11,916,534
Net asset value	$11.75
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,840,939
Total investment income	2,840,939
EXPENSES:
Investment management fees	791,048
Transfer agent fees	10,010
Shareholder reporting expense	16,560
Professional fees	37,168
Custody and accounting expense	57,960
Trustee fees	2,047
Miscellaneous expense	17,327
Total expenses	932,120
Net investment income	1,908,819
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	3,791,019
Foreign currency related transactions	13,742
Written options	(1,657,379)
Net realized gain	2,147,382
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	8,928,068
Foreign currency related transactions	(26,376)
Written options	(366,297)
Net change in unrealized appreciation (depreciation)	8,535,395
Net realized and unrealized gain	10,682,777
Increase in net assets resulting from operations	$12,591,596
* Foreign taxes withheld	$239,526
^ Foreign taxes on sale of Indian investments	$9,031
# Foreign taxes accrued on Indian investments	$116,087
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
FROM OPERATIONS:
Net investment income	$1,908,819	$3,123,679
Net realized gain (loss)	2,147,382	(2,099,857)
Net change in unrealized appreciation (depreciation)	8,535,395	31,603,515
Increase in net assets resulting from operations	12,591,596	32,627,337
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,011,451)	(3,593,032)
Return of capital	(2,908,074)	(8,528,790)
Total distributions	(4,919,525)	(12,121,822)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(2,128,525)	(4,836,594)
Net decrease in net assets resulting from capital share transactions	(2,128,525)	(4,836,594)
Net increase in net assets	5,543,546	15,668,921
NET ASSETS:
Beginning of year or period	134,500,138	118,831,217
End of year or period	$140,043,684	$134,500,138
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(234,561)	$(131,929)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-17	11.09	0.16•	0.91	1.07	0.17	—	0.24	0.41	11.75	10.58	10.24	13.26	140,044	1.36	1.36	2.77	12
02-28-17	9.39	0.25	2.42	2.67	0.29	—	0.68	0.97	11.09	9.72	31.11	32.20	134,500	1.35	1.35	2.41	29
02-29-16	13.10	0.29	(2.85)	(2.56)	0.55	—	0.60	1.15	9.39	8.16	(19.80)(5)	(23.19)	118,831	1.32	1.32	2.60	41
02-28-15	13.34	0.27	0.77	1.04	0.35	—	0.93	1.28	13.10	11.89	8.84	6.53	165,757	1.40	1.40	1.99	28
02-28-14	15.93	0.35	(1.59)	(1.24)	1.35	—	—	1.35	13.34	12.37	(7.51)	(14.02)	168,760	1.47	1.47	2.44	64
02-28-13	16.51	0.29•	0.63	0.92	0.55	—	0.95	1.50	15.93	15.89	6.32	2.04	201,491	1.42	1.42	1.90	130
02-29-12	18.16	0.38•	(0.35)	0.03	0.98	—	0.70	1.68	16.51	17.16	0.63	0.92	207,419	1.49	1.49	2.35	123
02-28-11	17.02	0.33•	2.54	2.87	1.73	—	—	1.73	18.16	18.82	17.31	14.64	225,975	1.42	1.42	1.86	112
02-28-10	11.34	0.32•	7.30	7.62	0.34	—	1.60	1.94	17.02	18.05	69.95	100.78	208,611	1.41	1.41	1.98	31
02-28-09	22.99	0.64•	(10.30)	(9.66)	0.64	—	1.35	1.99	11.34	10.18	(43.57)	(43.61)	138,220	1.45	1.45	3.61	55
03-30-07(6) - 02-29-08	23.83(7)	0.72	0.13	0.85	0.77	0.92	—	1.69	22.99	20.65	3.61	(11.31)	281,759	1.42	1.40	3.11	121

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (20.14)%.

(6)
Commencement of operations.

(7)
Net asset value at beginning of period reflects the deduction of the sales load of  $1.125 per share and the offering costs of  $0.05 per share paid by the shareholder from the $25.00 offering price.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. The Investment Adviser has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, and Voya IM to serve as sub-advisers to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended August 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S.government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2017.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2017, the total fair value of written OTC call options subject to Master Agreements in a liability position was $851,772. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. At August 31, 2017, the Fund had pledged $770,000 in cash collateral for open written OTC call options. There were no credit events during the period ended August 31, 2017 that triggered any credit related contingent features.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 8 for the volume of written OTC call option activity during the period ended August 31, 2017.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of investments for the period ended August 31, 2017, excluding short-term securities, were $16,894,140 and $23,843,391, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2017 there were no preferred shares outstanding.
The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.
The Investment Adviser has entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors currently manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. NNIP Advisors provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. However, in the future, the Investment Adviser may allocate the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.50% of average daily managed assets.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 5 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2017, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At August 31, 2017, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:
Accrued Expense	Amount
Indian Capital Gains Tax	$116,087
NOTE 8 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on equity indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/28/2017	29,624,900	$585,442
Options Written	134,718,400	2,039,659
Options Expired	(25,511,100)	(583,955)
Options Terminated in Closing Purchase Transactions	(112,108,600)	(1,602,061)
Balance at 08/31/2017	26,723,600	$439,085
NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased, net of commissions	Net increase (decrease)
	#	#	($)	($)
8/31/2017	(210,207)	(210,207)	(2,128,525)	(2,128,525)
2/28/2017	(524,266)	(524,266)	(4,836,594)	(4,836,594)
Share Repurchase Program
Effective April 1, 2017, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2018, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2016, the Fund may have purchased, over the period ended March 31, 2017, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the period ended August 31, 2017, the Fund repurchased 218,693 shares, representing approximately 1.83% of the Fund’s outstanding shares for a net purchase price of  $2,206,627 (including commissions of  $5,467). Shares were repurchased at a weighted-average discount from NAV per share of 11.11% and a weighted-average price per share of  $10.07.
For the year ended February 28, 2017, the Fund repurchased 510,580 shares, representing approximately 4.2% of the Fund’s outstanding shares for a net purchase price of  $4,703,499 (including commissions of  $12,760).

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

Shares were repurchased at a weighted-average discount from NAV per share of 12.62% and a weighted-average price per share of  $9.19.
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2016
Ordinary Income	Return of Capital
$3,593,032	$8,528,790
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Post- October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
$(758,286)	$(23,374,743)	$(13,616,883)	Short-term	2017
Post- October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
		(904,535)	Short-term	None
		(5,085,857)	Long-term	None
$(19,607,275)

As a result of amendments to Regulation S-X, tax cost, appreciation and depreciation now reflect the Fund’s entire portfolio. This includes investments, derivatives, short positions and foreign cash, if applicable. As of August 31, 2017, cost for federal income tax purposes was $141,860,637. Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$15,401,047
Gross Unrealized Depreciation	(18,054,306)
Net Unrealized Depreciation	$(2,653,259)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 11 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2017, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$ 0.205	9/15/2017	10/16/2017	10/4/2017
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.0%
		Australia: 19.6%
183,431		Australia & New Zealand Banking Group Ltd.	$4,293,917	3.1
395,201		Charter Hall Group	1,785,540	1.3
215,400		Coca-Cola Amatil Ltd.	1,380,473	1.0
325,475		Insurance Australia Group Ltd.	1,660,955	1.2
652,852		Metcash Ltd.	1,411,764	1.0
1,342,205		Nine Entertainment Co. Holdings Ltd.	1,458,453	1.0
59,666		Rio Tinto Ltd.	3,234,794	2.3
447,140	@	Santos Ltd.	1,346,208	1.0
487,070		Scentre Group	1,498,092	1.1
883,232		Spark Infrastructure Group	1,897,657	1.3
150,452		Suncorp Group Ltd.	1,562,348	1.1
161,599		Westpac Banking Corp.	4,021,806	2.9
1,370,896		Other Securities	1,904,150	1.3
			27,456,157	19.6
		China: 30.8%
3,785,000		Agricultural Bank of China Ltd.	1,785,650	1.3
24,682	@	Alibaba Group Holding Ltd. ADR	4,238,887	3.0
326,000		Beijing Enterprises Holdings Ltd.	1,824,490	1.3
5,117,960		China Construction Bank	4,502,813	3.2
374,000		China Mobile Ltd.	3,969,182	2.8
538,000		China Overseas Land & Investment Ltd.	1,886,926	1.3
728,000		China Resources Land Ltd.	2,282,302	1.6
1,094,000	@	China Unicom Hong Kong Ltd.	1,589,331	1.1
1,600,000		COSCO Shipping Ports, Ltd.	1,894,122	1.4
193,500		Hengan International Group Co., Ltd.	1,619,598	1.2
4,761,414		Industrial & Commercial Bank of China	3,578,073	2.6
4,170,000		PetroChina Co., Ltd.	2,671,938	1.9
586,000		Shanghai Industrial Holdings Ltd.	1,786,447	1.3
642,363		Shanghai Pharmaceuticals Holding Co. Ltd.	1,581,069	1.1
1,017,000		Shimao Property Holdings Ltd.	2,103,396	1.5
1,286,000		Zhejiang Expressway Co., Ltd.	1,609,683	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
10,167,031	Other Securities	$4,216,578	3.0
		43,140,485	30.8
	Hong Kong: 6.3%
516,574	AIA Group Ltd.	3,978,551	2.8
158,007	CLP Holdings Ltd.	1,669,355	1.2
4,778,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	1,748,592	1.2
9,589,100	Other Securities(a)	1,499,760	1.1
		8,896,258	6.3
	India: 7.4%
354,903	Coal India Ltd.	1,319,368	1.0
294,744	GAIL India Ltd.	1,746,461	1.3
418,645	ICICI Bank Ltd.	1,963,237	1.4
393,153	ITC Ltd.	1,737,313	1.2
684,969	NTPC Ltd.	1,810,111	1.3
256,813	Tech Mahindra Ltd.	1,721,412	1.2
		10,297,902	7.4
	Indonesia: 3.2%
3,291,000	Bank Negara Indonesia Persero Tbk PT	1,818,352	1.3
1,927,500	Semen Indonesia Persero Tbk PT	1,516,044	1.1
831,800	Other Securities	1,214,009	0.8
		4,548,405	3.2
	Malaysia: 3.3%
1,070,400	CIMB Group Holdings Bhd	1,778,567	1.3
2,146,900	IJM Corp. Bhd	1,680,091	1.2
2,149,213	Other Securities	1,132,357	0.8
		4,591,015	3.3
	New Zealand: 1.2%
286,783	Fletcher Building Ltd.	1,684,611	1.2
	Singapore: 1.1%
1,131,200	First Resources Ltd.	1,556,197	1.1
	South Korea: 13.1%
169,361	DGB Financial Group, Inc.	1,653,610	1.2
80,812	Hite Jinro Co. Ltd.	1,872,458	1.3
54,408	Kangwon Land, Inc.	1,666,082	1.2
41,809	Korea Electric Power Corp.	1,597,659	1.1
53,403	KT Corp.	1,478,016	1.0
5,792	POSCO	1,760,428	1.3
1,818	Samsung Electronics Co., Ltd.	3,742,374	2.7

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
6,989	Samsung Fire & Marine Insurance Co. Ltd.	$1,716,817	1.2
38,643	Shinhan Financial Group Co., Ltd.	1,781,862	1.3
38,725	Other Securities	1,074,492	0.8
		18,343,798	13.1
	Taiwan: 8.7%
106,000	Catcher Technology Co., Ltd.	1,355,812	1.0
1,573,000	Cathay Financial Holding Co., Ltd.	2,575,215	1.8
2,784,664	CTBC Financial Holding Co. Ltd.	1,806,855	1.3
146,827	MediaTek, Inc.	1,320,362	1.0
523,148	Taiwan Semiconductor Manufacturing Co., Ltd.	3,765,358	2.7
575,000	Other Securities	1,312,131	0.9
		12,135,733	8.7
	United Kingdom: 1.3%
181,200	HSBC Holdings PLC (HKD)	1,758,541	1.3
	Total Common Stock (Cost $137,399,932)	134,409,102	96.0
PREFERRED STOCK: 2.7%
	South Korea: 2.7%
9,958	Hyundai Motor Co.	852,924	0.6
18,077	Hyundai Motor Co. - Series 2	1,638,415	1.2
751	Other Securities	1,257,303	0.9
	Total Preferred Stock (Cost $2,692,280)	3,748,642	2.7
	Total Long-Term Investments (Cost $140,092,212)	138,157,744	98.7
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
1,830,668	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%†† (Cost $1,830,668)	1,830,668	1.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,830,668)	$1,830,668	1.3
Total Investments in Securities (Cost $141,922,880)	$139,988,412	100.0
Assets in Excess of Other Liabilities	55,272	0.0
Net Assets	$140,043,684	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of August 31, 2017.

@
Non-income producing security.

ADR
American Depositary Receipt

(a)
The grouping contains non-income producing securities.

Sector Diversification	Percentage of Net Assets
Financials	31.0%
Information Technology	15.1
Industrials	7.3
Consumer Staples	6.8
Real Estate	6.8
Materials	6.7
Consumer Discretionary	6.3
Utilities	6.2
Telecommunication Services	6.1
Energy	4.7
Health Care	1.7
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$27,456,157	$—	$27,456,157
China	4,238,887	38,901,598	—	43,140,485
Hong Kong	1,066,283	7,829,975	—	8,896,258
India	—	10,297,902	—	10,297,902
Indonesia	—	4,548,405	—	4,548,405
Malaysia	1,132,357	3,458,658	—	4,591,015
New Zealand	—	1,684,611	—	1,684,611
Singapore	—	1,556,197	—	1,556,197
South Korea	—	18,343,798	—	18,343,798
Taiwan	—	12,135,733	—	12,135,733
United Kingdom	—	1,758,541	—	1,758,541
Total Common Stock	6,437,527	127,971,575	—	134,409,102
Preferred Stock	—	3,748,642	—	3,748,642
Short-Term Investments	1,830,668	—	—	1,830,668
Total Investments, at fair value	$8,268,195	$131,720,217	$—	$139,988,412
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(851,772)	$—	$(851,772)
Total Liabilities	$—	$(851,772)	$—	$(851,772)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2017, the following OTC written equity options were outstanding for Voya Asia Pacific High Dividend Equity Income Fund:
Description	Counterparty	Put/ Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
S&P/ASX 200 Index	Morgan Stanley & Co. International PLC	Call	09/07/17	5,627.300 AUD	3,100	17,715,018	$174,912	$(232,185)
Hang Seng Index	Societe Generale	Call	09/07/17	27,006.000 HKD	2,300	64,331,690	104,059	(288,491)
Korea Stock Exchange KOSPI 200 Index	Societe Generale	Call	09/07/17	303.700 KRW	26,700,000	8,231,076,000	94,327	(128,338)
Taiwan Stock Exchange Weighted Index	Societe Generale	Call	09/07/17	10,244.750 TWD	18,200	192,661,196	65,787	(202,758)
							$439,085	$(851,772)

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

Currency Abbreviations
AUD – Australian Dollar
HKD – Hong Kong Sar Dollar
KRW – South Korean Won
TWD – Taiwan New Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$851,772
Total Liability Derivatives		$851,772

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(1,657,379)
Total	$(1,657,379)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(366,297)
Total	$(366,297)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2017:
	Morgan Stanley & Co. International PLC	Societe Generale	Totals
Liabilities:
Written options	$232,185	$619,587	$851,772
Total Liabilities	$232,185	$619,587	$851,772
Net OTC derivative instruments by counterparty, at fair value	$(232,185)	$(619,587)	$(851,772)
Total collateral pledged by the Fund/(Received from counterparty)	$232,185	$380,000	$612,185
Net Exposure(1)(2)	$—	$(239,587)	$(239,587)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At August 31, 2017, the Fund had pledged $390,000 in cash collateral to Morgan Stanley & Co. International PLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2017:
% of Portfolio Assets with Call Options	25.58%
Average Days to Expiration at time written	27 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$439,085
Value of calls	$(851,772)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Asia Pacific High Dividend Equity Income Fund was held July 6, 2017, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
Class I Trustees		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	Voya Asia Pacific High Dividend Equity Income Fund
	Martin J. Gavin	1*	9,468,718.000	1,399,935.000	0.000	0.000	10,868,653.000
	Patrick W. Kenny	1*	5,638,067.000	5,230,586.000	0.000	0.000	10,868,653.000
	Shaun P. Mathews	1*	5,652,880.000	5,215,773.000	0.000	0.000	10,868,653.000
	Roger B. Vincent	1*	9,461,273.000	1,407,380.000	0.000	0.000	10,868,653.000

*
Proposal Passed

After the July 6, 2017 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, Russell H. Jones, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan.

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common
Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided

ADDITIONAL INFORMATION (Unaudited) (continued)

that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2017 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
15-Mar-17	3-Apr-17	5-Apr-17	17-Apr-17
15-Jun-17	3-Jul-17	6-Jul-17	17-Jul-17
15-Sep-17	3-Oct-17	4-Oct-17	16-Oct-17
15-Dec-17	28-Dec-17	29-Dec-17	16-Jan-18
Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IAE).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of August 31, 2017 was 10, which does not include approximately 6,930 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 28, 2017 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163316          (0817-102417)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS
as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.0%
		Australia: 19.6%
183,431		Australia & New Zealand Banking Group Ltd.	4,293,917	3.1
395,201		Charter Hall Group	1,785,540	1.3
215,400		Coca-Cola Amatil Ltd.	1,380,473	1.0
325,475		Insurance Australia Group Ltd.	1,660,955	1.2
652,852		Metcash Ltd.	1,411,764	1.0
1,342,205		Nine Entertainment Co. Holdings Ltd.	1,458,453	1.0
127,195		QBE Insurance Group Ltd.	1,056,288	0.7
59,666		Rio Tinto Ltd.	3,234,794	2.3
447,140	@	Santos Ltd.	1,346,208	1.0
487,070		Scentre Group	1,498,092	1.1
1,243,701		Sigma Healthcare Ltd.	847,862	0.6
883,232		Spark Infrastructure Group	1,897,657	1.3
150,452		Suncorp Group Ltd.	1,562,348	1.1
161,599		Westpac Banking Corp.	4,021,806	2.9
			27,456,157	19.6

		China: 30.8%
3,785,000		Agricultural Bank of China Ltd.	1,785,650	1.3
24,682	@	Alibaba Group Holding Ltd. ADR	4,238,887	3.0
326,000		Beijing Enterprises Holdings Ltd.	1,824,490	1.3
3,660,000		China BlueChemical Ltd.	1,129,688	0.8
5,117,960		China Construction Bank	4,502,813	3.2
374,000		China Mobile Ltd.	3,969,182	2.8
538,000		China Overseas Land & Investment Ltd.	1,886,926	1.3
728,000		China Resources Land Ltd.	2,282,302	1.6
925,531		China State Construction International Holdings Ltd.	1,343,385	1.0
1,094,000	@	China Unicom Hong Kong Ltd.	1,589,331	1.1
1,600,000		COSCO Shipping Ports, Ltd.	1,894,122	1.4
193,500		Hengan International Group Co., Ltd.	1,619,598	1.2
4,761,414		Industrial & Commercial Bank of China	3,578,073	2.6
2,258,000		Lenovo Group Ltd.	1,237,982	0.9
3,323,500		Parkson Retail Group Ltd.	505,523	0.4
4,170,000		PetroChina Co., Ltd.	2,671,938	1.9
586,000		Shanghai Industrial Holdings Ltd.	1,786,447	1.3
642,363		Shanghai Pharmaceuticals Holding Co. Ltd.	1,581,069	1.1
1,017,000		Shimao Property Holdings Ltd.	2,103,396	1.5
1,286,000		Zhejiang Expressway Co., Ltd.	1,609,683	1.1
			43,140,485	30.8

		Hong Kong: 6.3%
516,574		AIA Group Ltd.	3,978,551	2.8
158,007		CLP Holdings Ltd.	1,669,355	1.2
9,270,000	@	Emperor Watch & Jewellery Ltd.	433,477	0.3
4,778,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	1,748,592	1.3
319,100		Television Broadcasts Ltd.	1,066,283	0.7
			8,896,258	6.3

		India: 7.4%
354,903		Coal India Ltd.	1,319,368	1.0
294,744		GAIL India Ltd.	1,746,461	1.3
418,645		ICICI Bank Ltd.	1,963,237	1.4
393,153		ITC Ltd.	1,737,313	1.2
684,969		NTPC Ltd.	1,810,111	1.3
256,813		Tech Mahindra Ltd.	1,721,412	1.2
			10,297,902	7.4

		Indonesia: 3.2%
3,291,000		Bank Negara Indonesia Persero Tbk PT	1,818,352	1.3
831,800		Indo Tambangraya Megah PT	1,214,009	0.8
1,927,500		Semen Indonesia Persero Tbk PT	1,516,044	1.1
			4,548,405	3.2

		Malaysia: 3.3%
2,149,213		Berjaya Sports Toto BHD	1,132,357	0.8
1,070,400		CIMB Group Holdings Bhd	1,778,567	1.3
2,146,900		IJM Corp. Bhd	1,680,091	1.2
			4,591,015	3.3

		New Zealand: 1.2%
286,783		Fletcher Building Ltd.	1,684,611	1.2

		Singapore: 1.1%
1,131,200		First Resources Ltd.	1,556,197	1.1

		South Korea: 13.1%
169,361		DGB Financial Group, Inc.	1,653,610	1.2
80,812		Hite Jinro Co. Ltd.	1,872,458	1.3
54,408		Kangwon Land, Inc.	1,666,082	1.2
41,809		Korea Electric Power Corp.	1,597,659	1.1
53,403		KT Corp.	1,478,016	1.0
38,725		LG Display Co., Ltd.	1,074,492	0.8
5,792		POSCO	1,760,428	1.3
1,818		Samsung Electronics Co., Ltd.	3,742,374	2.7
6,989		Samsung Fire & Marine Insurance Co. Ltd.	1,716,817	1.2

See Accompanying Notes to Financial Statements

Voya Asia Pacific High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS
as of August 31, 2017 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: (continued)
38,643	Shinhan Financial Group Co., Ltd.	1,781,862	1.3
		18,343,798	13.1

	Taiwan: 8.7%
106,000	Catcher Technology Co., Ltd.	1,355,812	1.0
1,573,000	Cathay Financial Holding Co., Ltd.	2,575,215	1.8
2,784,664	CTBC Financial Holding Co. Ltd.	1,806,855	1.3
146,827	MediaTek, Inc.	1,320,363	1.0
575,000	Quanta Computer, Inc.	1,312,131	0.9
523,148	Taiwan Semiconductor Manufacturing Co., Ltd.	3,765,357	2.7
		12,135,733	8.7

	United Kingdom: 1.3%
181,200	HSBC Holdings PLC (HKD)	1,758,541	1.3

	Total Common Stock
	(Cost $137,399,932)	134,409,102	96.0

PREFERRED STOCK: 2.7%
	South Korea: 2.7%
9,958	Hyundai Motor Co.	852,924	0.6
18,077	Hyundai Motor Co.- Series 2	1,638,415	1.2
751	Samsung Electronics Co., Ltd. - Pref	1,257,303	0.9

	Total Preferred Stock
	(Cost $2,692,280)	3,748,642	2.7

	Total Long-Term Investments
	(Cost $140,092,212)	138,157,744	98.7

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
1,830,668	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%††
	(Cost $1,830,668)	1,830,668	1.3

	Total Short-Term Investments
	(Cost $1,830,668)	1,830,668	1.3

	Total Investments in Securities (Cost $141,922,880)	$139,988,412	100.0
	Assets in Excess of Other Liabilities	55,272	0.0
	Net Assets	$140,043,684	100.0

††	Rate shown is the 7-day yield as of August 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Mar 1-31, 2017	80,252	$9.84	80,252	603,966
April 1-30, 2017	23,646	$10.02	23,646	580,320
May 1-31, 2017	48,018	$10.06	48,018	532,302
June 1-30, 2017	25,100	$10.34	25,100	507,202
July 1-31, 2017	18,094	$10.59	18,094	489,108
Aug 1-31, 2017	14,833	$10.45	14,833	474,225

Total	209,993		209,993

* The Registrant’s repurchase program, which authorized the repurchase of 1,204,998 shares, was announced on March 18, 2016 and renewed on March 9, 2017. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Asia Pacific High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2017